UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2018

Date of reporting period: November 30, 2018

Item 1. Reports to Stockholders.

2018 Annual Report

November 30, 2018

Midstream focused

Tortoise MLP & Pipeline Fund

Institutional Class Shares – TORIX
Investor Class Shares – TORTX
C Class Shares – TORCX

Energy value chain

Tortoise Select Opportunity Fund

Institutional Class Shares – TOPIX
Investor Class Shares – TOPTX
C Class Shares – TOPCX

www.tortoiseadvisors.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.tortoiseadvisors.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-855-TCA-FUND (855-822-3863) or by sending an e-mail request to info@tortoiseadvisors.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-855-822-3863 or send an email request to info@tortoiseadvisors.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with a Fund.

Tortoise
2018 Annual Report

This combined financial report provides you with a comprehensive review of our funds that span the entire energy value chain.

Tortoise Capital Advisors is one of the largest managers of energy investments, including closed-end funds, open-end funds, private funds and separate accounts.

Table of Contents

Letter to Shareholders	2

Tortoise MLP & Pipeline Fund	4

Tortoise Select Opportunity Fund	6

Expense Examples	9

Financial Statements	11

Notes to Financial Statements	23

Report of Independent Registered Public Accounting Firm	29

Trustees & Officers	30

Additional Information	32

Tortoise

2018 Annual Report | November 30, 2018

Open-end fund comparison
		Total assets
Name/Ticker	Primary focus	($ Millions)[1]
			Portfolio mix by asset type[2]	Portfolio mix by ownership[2]
Tortoise MLP & Pipeline Fund Institutional Class (TORIX) Investor Class (TORTX) Inception: 5/2011 C Class (TORCX) Inception: 9/2012	North American pipeline companies	$3,537.6
			Portfolio mix by underlying investments[2]
Tortoise Select Opportunity Fund Institutional Class (TOPIX) Investor Class (TOPTX) C Class (TOPCX) Inception: 9/2013	North American energy companies and beneficiaries	$26.8

(1) As of 12/31/2018
(2) As of 11/30/2018

(unaudited)

Tortoise	1

Tortoise
2018 Annual Report

Dear shareholders,

Energy update

The broader energy sector, as represented by the S&P Energy Select Sector® Index, retreated substantially during the last fiscal quarter ending Nov. 30, 2018, returning -10.6%, bringing the full fiscal year performance to -1.6%. Commodity prices were volatile with crude oil prices seeing both the peak and trough for the fiscal year in the last three months. Oversupply concerns including: continued U.S. production growth, increased production from the Organization of the Petroleum Exporting Countries (OPEC), specifically Saudi Arabia in anticipation of the Iranian sanctions, and uncertainty leading up to the OPEC meeting in Vienna on Dec. 5, all contributed to driving oil prices lower. The midstream segment pulled back along with broad energy, as well as from near-term uncertainty around simplification transactions and further evolution of the midstream segment.

Upstream

Upstream oil and gas producers experienced a stark reversal in performance during the final quarter with the Tortoise North American Oil and Gas Producers IndexSM returning -20.4%, bringing fiscal year-end performance to -10.4%. Crude oil prices, represented by West Texas Intermediate (WTI), ended the fiscal year at slightly more than $50 per barrel after approaching $80 per barrel in early Oct. Crude oil prices began the fiscal year on Dec. 1, 2017 at $58.36 and steadily increased over the first three fiscal quarters. The last fiscal quarter brought volatility as oil prices fell from a fiscal year high of $76.41 on Oct. 3 to a low of $50.22 on Nov. 23, 2018 and ended the fiscal year at $50.93.

U.S. crude oil production is expected to average 10.9 million barrels per day (MMbbl/d) in 2018 and to increase further to 12.1 MMbbl/d in 2019. This is significant growth from the 9.4 MMbbl/d produced in 2017.1 The U.S. Energy Information Administration (EIA) forecasts a global liquid fuels production increase of 1.4 MMbbl/d in 2019. Production growth in the U.S. will be offset by declining OPEC production as per the agreed upon cut of 800,000 barrels per day (b/d) at the OPEC meeting in early December as well as the 400,000 b/d cut from other countries including Russia. On the other side of the equation, the EIA expects global liquid fuels consumption to grow by 1.5 MMbbl/d, largely driven by increases in China, U.S. and India.

Natural gas prices increased during the fourth fiscal quarter as inventories were low at the end of injection season followed by cold weather in parts of the country. Weather played a factor in natural gas prices throughout the fiscal year. They opened at $2.84 per million British thermal units (MMBtu), quickly rose in January to peak at $6.24 and fell to a fiscal year low of $2.49 in February. The fiscal year ending Nov. 30, 2018 closed at a price of $4.61. Natural gas production is expected to average 80.7 billion cubic feet per day (bcf/d) in 2018 and 87.3 bcf/d in 20192. The U.S. continues to export significant amounts of natural gas by pipeline to Mexico and liquefied natural gas (LNG) to the rest of the world, which is benefiting natural gas producers.

Midstream

Performance in the midstream sector declined along with broad energy as represented by the Tortoise North American Pipeline IndexSM return of -6.8% and the Tortoise MLP Index® return of -9.4% for the fourth fiscal quarter eliminating all gains, resulting in essentially flat 2018 fiscal year performance for both indexes. Despite market turmoil, midstream companies showed their resilience with nearly 95% of midstream MLPs increasing or maintaining their third quarter distribution over the prior quarter.

As the midstream energy landscape continues to evolve, so does the MLP structure. We expect even higher coverage and lower leverage going forward. Many companies have shifted to self-funding the equity portion of their capital expenditure programs, reducing reliance on capital markets access. As a result, we expect dramatically less equity supply issuance in 2019 and beyond as companies focus on return of capital to shareholders in the form of strong yield, distribution growth and stock buybacks. Some companies are also selling non-core assets to arbitrage the valuation gap between private and public midstream assets.

We’ve deemed 2018 as the year of the transaction, with more than half of MLP companies participating in simplification transactions. These transactions have benefited the sector, leading to improved corporate governance and the removal of incentive distribution rights (IDRs). We expect this trend to continue and by the end of 2019 we anticipate more than 85% of MLPs will have eliminated IDRs.

With significant midstream investment needed to transport the record U.S. energy supply to areas of demand, including export facilities, several pipeline companies are planning to consolidate efforts to efficiently put capital to work. One example is a potential consolidation of two competing Permian Basin crude oil export lines. If combined, the project would be owned by six different midstream companies and would ease concerns of over investment in basin takeaway capacity. Our outlook for capital investments remains at approximately $139 billion for 2018 to 2020 in MLPs, pipelines and related organic projects.

Downstream

Cleaner energy solutions continue to change the energy landscape. The breakdown of electricity generation in the U.S. continues to evolve. The most notable transition is the continued displacement of coal by natural gas. Renewables are also expected to continue to gain market share, primarily through the use of solar energy as the average U.S. solar generation is expected to rise by more than 40% from 2017 to 2019.1 We anticipate that utilities will continue to find opportunities to include renewable infrastructure into their rate base, the value of the property on which the utility is permitted to earn a rate of return. Petrochemical companies, another downstream end-user of energy, will likely take advantage of higher natural gas liquids (NGL) supplies, increasing their margins.

(unaudited)

2	Tortoise

2018 Annual Report | November 30, 2018

Regulatory updates

There were two noteworthy issues on the mid-term ballots in November. First, Colorado’s Proposition 112 proposing a 2,500 foot drilling setback from occupied structures, was defeated. We believe that the Colorado energy industry and state legislature will likely work together towards a permanent resolution in the near future, removing any uncertainty regarding this issue. Second, in Nevada, voters approved Question 6, a ballot measure to increase the state’s renewable portfolio standard (RPS) to 50% by 2030. The measure will require re-approval in 2020 in order to go into effect. The state hopes to spur investment and advance its leadership in renewable energy.

Capital markets

Capital markets activity slowed further during the last fiscal quarter with MLPs and other pipeline companies raising approximately $9.5 billion in total capital, with nearly all of the issuance in debt. This brings the total capital raised for the fiscal year to approximately $43.5 billion, significantly lower than the previous fiscal year. Alternative options for capital and self-funding projects continue to trend higher and we expect the trend to continue in the future.

Merger and acquisition activity among MLPs and other pipeline companies picked up during the last fiscal quarter with more than $44 billion in announced transactions, bringing the fiscal year’s announced transactions to more than $150 billion. There were two large transactions announced in the fourth fiscal quarter with Western Gas’ simplification transaction and strategic deal between Western Gas Partners, LP, Western Gas Equity Partners, LP and Anadarko Petroleum Corporation, valued at approximately $11.5 billion being the largest. EnLink Midstream, LLC also announced a simplification transaction to acquire EnLink Midstream Partners, LP in a deal valued at approximately $10 billion.

Concluding thoughts

As we set course in 2019, we see a positive energy backdrop with crude oil supply and demand in balance and natural gas inventories low. With oil prices above the $40 per barrel break-even price in the U.S., we expect U.S. production growth for crude oil, natural gas and NGLs to meaningfully increase again and likely surpass the record 2018 production. Beyond strong fundamentals and compelling valuations, key catalysts unfolding in the midstream sector include: structure clarity as simplification transactions wind down, increased return of capital to shareholders and improved fund flows into the sector. Because of this favorable backdrop, we are excited about the sector’s prospects in 2019.

Sincerely,

The Tortoise Energy Team

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization-weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM and Tortoise North American Oil and Gas Producers IndexSM (the “Indices”). The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating the Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

It is not possible to invest directly in an index.

Performance data quoted represents past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1 Energy Information Administration, Short-Term Energy Outlook, December 2018
2 PIRA Natural Gas, December 2018

(unaudited)

Tortoise	3

Tortoise
MLP & Pipeline Fund

Basic fund facts

Investment objective: Total return

Structure: Regulated investment company

	Institutional		Investor		C Class
Ticker	TORIX		TORTX		TORCX
Gross expense ratio	0.96%		1.21%		1.96%
Redemption fee	None		None		None
Maximum front-end sales load	None	(1)	5.75%	(2)	None	(1)
Maximum deferred sales load	None		None	(3)	1.00%	(4)

(1)	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.
(2)	You may qualify for sales charge discounts if you invest at least $50,000.
(3)	No front-end sales charge is payable on Investor Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.
(4)	The C Class CDSC applies to redemptions made within 12 months of purchase.

Top ten holdings (as of November 30, 2018)

1.	The Williams Companies, Inc.	9.0%
2.	ONEOK, Inc.	8.1%
3.	Cheniere Energy, Inc.	8.1%
4.	Kinder Morgan, Inc.	7.9%
5.	TransCanada Corporation	7.5%
6.	Targa Resources Corp.	5.3%
7.	Plains GP Holdings, L.P.	5.0%
8.	Enbridge Inc.	4.8%
9.	Pembina Pipeline Corporation	4.7%
10.	Energy Transfer LP	4.5%

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	Strategic assets that fuel the economy
●	Diversified asset base
●	Limited direct commodity price exposure
●	History of predictable, recurring cash flows
●	Total-return potential through growth and current income
●	Experienced management teams

Value of $1,000,000 vs. S&P 500® Index
Since inception on May 31, 2011 through November 30, 2018

This chart illustrates the performance of a hypothetical $1,000,000 investment made on May 31, 2011, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since inception on May 31, 2011 through November 30, 2018. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

4	Tortoise

2018 Annual Report | November 30, 2018

Key asset performance drivers

Top five contributors	Company type	Performance driver
ONEOK, Inc.	Midstream natural gas/natural gas liquids pipeline company	Natural gas liquids (NGL) volume growth benefitting integrated pipeline network
Cheniere Energy, Inc.	Midstream natural gas/natural gas liquids pipeline company	Benefited from final investment decision for additional liquefied natural gas (LNG) train and strong global LNG demand
Plains GP Holdings, L.P.	Midstream crude oil pipeline company	Expected crude oil production growth from Permian Basin
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Acquired by its general partner for 11% premium in simplification transaction
Targa Resources Corp.	Midstream gathering and processing company	Permian Basin wet gas volume growth

Bottom five contributors	Company type	Performance driver
TransCanada Corporation	Midstream natural gas/natural gas liquids pipeline company	Higher leverage causing need for asset divestitures to fund capital projects
The Williams Companies, Inc.	Midstream gathering and processing C-Corp	Concerns around Northeast volume growth
Inter Pipeline Ltd.	Midstream crude oil pipeline company	Concerns about ability to execute propane dehydrogenation (PDH) project
Shell Midstream Partners, L.P.	Midstream crude oil pipeline MLP	Dropdown timing uncertainty
Keyera Corp.	Midstream natural gas/natural gas liquids pipeline company	Anticipation of narrower marketing spreads in Canada

Total returns (as of November 30, 2018)

Ticker	Class	1 year	3 years	5 years	Since inception(1)	Gross expense ratio
TORIX	Institutional	-0.88%	6.26%	-0.05%	6.02%	0.96%
TORTX	Investor (excluding load)	-1.31%	5.94%	-0.33%	5.71%	1.21%
TORTX	Investor (maximum load)	-7.00%	3.86%	-1.51%	4.88%	1.21%
TORCX	C Class (excluding CDSC)	-1.89%	5.23%	-1.04%	4.95%	1.96%
TORCX	C Class (including CDSC)	-2.84%	5.23%	-1.04%	4.95%	1.96%
S&P 500® Index(2)		6.27%	12.16%	11.12%	12.40%	—
TNAPT(3)		0.70%	8.91%	2.94%	—	—

(1)	Reflects period from fund inception on May 31, 2011 through November 30, 2018. The Institutional and Investor Class Shares commenced operations on May 31, 2011 and C Class Shares commenced operations on September 19, 2012. Performance shown for the C Class prior to inception of the C Class Shares is based on the performance of the Institutional Class Shares, adjusted for the higher expenses applicable to C Class Shares.
(2)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(3)	The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the Investor Class (maximum load) reflects a sales charge of 5.75%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 12 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

Tortoise	5

Tortoise
Select Opportunity Fund

Basic fund facts

Investment objective: Total return

Structure: Regulated investment company

	Institutional		Investor		C Class
Ticker	TOPIX		TOPTX		TOPCX
Net expense ratio(1)	1.10%		1.35%		2.10%
Redemption fee	None		None		None
Maximum front-end sales load	None	(2)	5.75%	(3)	None	(2)
Maximum deferred sales load	None		None	(4)	1.00%	(5)

(1)	Tortoise has contractually agreed to limit total operating expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage/borrowing interest, interest expense, taxes and extraordinary expenses) through 3/31/2019. Reimbursed expenses may be recouped for a period of thirty-six months if such recoupment can be achieved without exceeding these expense limits.
(2)	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.
(3)	You may qualify for sales charge discounts if you invest at least $50,000.
(4)	No front-end sales charge is payable on Investor Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.
(5)	The C Class CDSC applies to redemptions made within 12 months of purchase.

Top ten holdings (as of November 30, 2018)

1.	ConocoPhillips	8.3%
2.	Marathon Petroleum Corporation	7.8%
3.	Cheniere Energy, Inc.	7.5%
4.	Occidental Petroleum Corporation	6.8%
5.	Valero Energy Corporation	6.1%
6.	EOG Resources, Inc.	4.6%
7.	The Williams Companies, Inc.	4.5%
8.	Targa Resources Corp.	3.8%
9.	EQT Corporation	3.6%
10.	Tallgrass Energy, LP	3.5%

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	15 – 40 holdings across energy value chain
●	Sector ranges will vary over time based on targeted catalyst and trend exposure
●	Value chain segment and company specific exposure will fluctuate based on areas of highest conviction

Value of $1,000,000 vs. S&P 500® Index
Since inception on September 30, 2013 through November 30, 2018

This chart illustrates the performance of a hypothetical $1,000,000 investment made on September 30, 2013, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since inception on September 30, 2013 through November 30, 2018. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

The S&P Energy Select Sector® Index is a modified market capitalization-based index of S&P 500 companies in the energy sector that develop and produce crude oil and natural gas and provide drilling and other energy related services. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

6	Tortoise

2018 Annual Report | November 30, 2018

Key asset performance drivers

Top five contributors	Company type	Performance driver
Cheniere Energy, Inc.	Midstream natural gas/natural gas liquids pipeline company	Growing long term demand for U.S. LNG
Andeavor	Downstream refiner	Company was acquired by Marathon Petroleum Corporation for a premium.
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Acquired by its general partner for a premium in simplification transaction
ONEOK, Inc.	Midstream natural gas/natural gas liquids pipeline company	NGL volume growth benefitting integrated pipeline network
HollyFrontier Corporation	Downstream refiner	Benefited from widening basis differentials and strong product demand

Bottom five contributors	Company type	Performance driver
Valero Energy Corporation	Downstream refiner	Weaker gasoline fundamentals and multiple compressions associated with additional risk of successful implementing International Maritime Organization (IMO) 2020
EQT Corporation	Upstream oil and natural gas producer	Uncertainty surrounding business separation and future business strategy
Cabot Oil & Gas Corporation	Upstream producer	Declined on delays of the Atlantic Sunrise pipeline
Occidental Petroleum Corporation	Upstream producer	Decline in west Texas basis pricing differentials
Marathon Petroleum Corporation	Downstream refiner	Weaker gasoline fundamentals and multiple compressions associated with additional risk of successful implementing International Maritime Organization (IMO) 2020

Total returns (as of November 30, 2018)

Ticker	Class	1 year	3 years	5 years	Since inception(1)	Gross expense ratio
TOPIX	Institutional	-9.22%	-2.20%	-3.65%	-3.42%	1.42%
TOPTX	Investor (excluding load)	-9.58%	-2.50%	-3.92%	-3.68%	1.67%
TOPTX	Investor (maximum load)	-14.80%	-4.41%	-5.04%	-4.78%	1.67%
TOPCX	C Class (excluding CDSC)	-10.18%	-3.17%	-4.62%	-4.38%	2.42%
TOPCX	C Class (including CDSC)	-11.08%	-3.17%	-4.62%	-4.38%	2.42%
S&P 500® Index(2)		6.27%	12.16%	11.12%	12.36%	—
S&P Energy Select Sector® Index(3)		-1.64%	2.12%	-2.56%	-1.67%	—

(1)	Reflects period from fund inception on September 30, 2013 through November 30, 2018.
(2)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(3)	The S&P Energy Select Sector® Index is a modified market capitalization-based index of S&P 500 companies in the energy sector that develop and produce crude oil and natural gas and provide drilling and other energy related services. Returns include reinvested dividends. You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the Investor Class (maximum load) reflects a sales charge of 5.75%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 12 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

Tortoise	7

Mutual fund investing involves risk. Principal loss is possible. The funds are non-diversified, meaning they may concentrate their assets in fewer individual holdings than a diversified fund. Therefore, the funds are more exposed to individual stock volatility than diversified funds. Investing in specific sectors such as North American energy may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with energy investments, including upstream energy companies, midstream companies, downstream companies, energy company beneficiaries, master limited partnerships (MLPs), MLP affiliates, commodity price volatility, supply and demand, regulatory, environmental, operating, capital markets, terrorism, natural disaster and climate change risks. The tax benefits received by an investor investing in the funds differ from that of a direct investment in an MLP by an investor. The value of the funds’ investments in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the funds which could result in a reduction of the funds’ values. Investments in foreign companies involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The funds invest in large, small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The funds may also write call options which may limit the funds’ abilities to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline. Some funds may invest in other derivatives including options, futures and swap agreements, which can be highly volatile, illiquid and difficult to value, and changes in the value of a derivative held by the funds may not correlate with the underlying instrument or the fund’s other investments and can include additional risks such as liquidity risk, leverage risk and counterparty risk that are possibly greater than risks associated with investing directly in the underlying investments. Some funds may engage in short sales and in doing so are subject to the risk that they may not always be able to borrow a security, or close out a short position at a particular time or at an acceptable price.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the funds.

Fund holdings and allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the fund’s Schedule of Investments in this report.

(unaudited)

8	Tortoise

2018 Annual Report | November 30, 2018

Expense example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2018 – November 30, 2018).

Actual expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tortoise MLP & Pipeline Fund
	Beginning Account Value (06/01/2018)	Ending Account Value (11/30/2018)	Expenses Paid During Period(1) (06/01/2018 – 11/30/2018)
Institutional Class Actual(2)	$1,000.00	$935.70	$4.51
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.41	$4.71
Investor Class Actual(2)	$1,000.00	$935.10	$5.72
Investor Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.15	$5.97
C Class Actual(2)	$1,000.00	$931.70	$9.35
C Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.39	$9.75

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.93%, 1.18%, and 1.93% for the Institutional Class, Investor Class and C Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended November 30, 2018 of -6.43%, -6.49% and -6.83% for the Institutional Class, Investor Class and C Class, respectively.

(unaudited)

Tortoise	9

Tortoise Select Opportunity Fund
	Beginning Account Value (06/01/2018)	Ending Account Value (11/30/2018)	Expenses Paid During Period(1) (06/01/2018 – 11/30/2018)
Institutional Class Actual(2)	$1,000.00	$821.10	$5.02
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.55	$5.57
Investor Class Actual(2)	$1,000.00	$819.40	$6.16
Investor Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.30	$6.83
C Class Actual(2)	$1,000.00	$816.00	$9.56
C Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.54	$10.61

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.10%, 1.35%, and 2.10% for the Institutional Class, Investor Class and C Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended November 30, 2018 of -17.89%, -18.06% and -18.40% for the Institutional Class, Investor Class and C Class, respectively.

(unaudited)

10	Tortoise

2018 Annual Report | November 30, 2018

Tortoise MLP & Pipeline Fund Schedule of Investments
November 30, 2018

	Shares	Fair Value
Common Stock — 74.8%(1)

Canadian Crude Oil Pipelines — 12.5%(1)
Enbridge Inc.	5,950,866	$194,771,844
Inter Pipeline Ltd.	7,869,344	126,511,262
Pembina Pipeline Corporation	5,566,525	187,694,517
		508,977,623
Canadian Natural Gas/Natural Gas Liquids Pipelines — 9.8%(1)
Keyera Corp.	4,557,481	99,817,632
TransCanada Corporation	7,345,007	300,557,687
		400,375,319
Monaco Marine Transportation — 0.3%(1)
GasLog Partners LP	445,939	10,261,056
United States Crude Oil Pipelines — 6.6%(1)
Plains GP Holdings, L.P.(2)	8,998,140	199,128,838
SemGroup Corp.(3)	4,278,476	69,439,665
		268,568,503
United States Natural Gas Gathering/Processing — 17.0%(1)
Antero Midstream GP LP	3,829,898	56,720,790
EnLink Midstream, LLC	5,171,309	59,108,062
Targa Resources Corp.	4,793,056	213,914,089
The Williams Companies, Inc.	14,332,251	362,892,595
		692,635,536
United States Natural Gas/Natural Gas Liquids Pipelines — 28.6%(1)
Altus Midstream Co.(4)	40,709	315,495
Altus Midstream Co.(4)(5)	3,154,866	23,693,044
Cheniere Energy, Inc.(4)	5,327,370	325,608,854
Equitrans Midstream Corp.(4)	3,948,294	88,125,922
Kinder Morgan, Inc.	18,525,031	316,222,279
ONEOK, Inc.	5,305,779	325,934,004
Tallgrass Energy LP	3,892,164	83,136,623
		1,163,036,221
Total Common Stock
(Cost $3,175,448,408)		3,043,854,258

Master Limited Partnerships — 24.0%(1)

United States Crude Oil Pipelines — 4.2%(1)
Andeavor Logistics LP	1,279,287	47,742,991
BP Midstream Partners LP	757,478	12,778,654
PBF Logistics LP	489,198	9,823,096
Shell Midstream Partners, L.P.	5,404,459	101,820,007
		172,164,748
United States Natural Gas Gathering/Processing — 3.3%(1)
Antero Midstream Partners LP	742,920	20,549,167
CNX Midstream Partners LP	535,702	9,696,206
Noble Midstream Partners LP	582,670	19,303,857
Western Gas Equity Partners, LP	357,620	10,363,828
Western Gas Partners, LP	1,684,278	74,849,315
		134,762,373
United States Natural Gas/Natural Gas Liquids Pipelines — 8.6%(1)
Energy Transfer LP	12,495,055	182,052,951
Enterprise Products Partners L.P.	3,924,095	103,007,494
EQGP Holdings LP	572,666	11,464,773
EQM Midstream Partners LP	1,084,916	51,707,097
		348,232,315
United States Refined Product Pipelines — 7.9%(1)
Buckeye Partners, L.P.	987,807	29,199,575
Holly Energy Partners LP	1,376,078	38,709,074
Magellan Midstream Partners, L.P.	1,519,830	91,919,319
MPLX LP	2,474,995	81,996,584
Phillips 66 Partners LP	1,698,479	79,658,665
		321,483,217
Total Master Limited Partnerships
(Cost $1,021,325,399)		976,642,653

Short-Term Investment — 0.7%(1)

United States Investment Company — 0.7%(1)
Invesco Government & Agency
Portfolio — Institutional Class, 2.11%(6)
(Cost $28,189,995)	28,189,995	28,189,995
Total Investments — 99.5%(1)
(Cost $4,224,963,802)		4,048,686,906
Other Assets in Excess of
Liabilities, Net — 0.5%(1)		21,957,570
Total Net Assets — 100.0%(1)		$4,070,644,476

(1)	Calculated as a percentage of net assets.
(2)	Unaffiliated issuer at November 30, 2018.
(3)	Represents an affiliated company as defined under the Investment Company Act of 1940. See Note 9 in Notes to the Financial Statements for further disclosure.
(4)	Non-income producing security.
(5)	Security is restricted from resale, considered illiquid and classified as a Level 2 security in the fair value hierarchy. Restricted securities have been fair valued in accordance with procedures approved by the Board of Trustees and have a total fair value of $23,693,044, which represents 0.6% of net assets. See Note 2 in Notes to the Financial Statements for further disclosure.
(6)	Rate indicated is the current yield as of November 30, 2018.

See accompanying Notes to Financial Statements.

Tortoise	11

Tortoise Select Opportunity Fund Schedule of Investments
November 30, 2018

	Shares	Fair Value
Common Stock — 95.2%(1)

United States Crude Oil Pipelines — 2.7%(1)
Plains GP Holdings, L.P.	47,251	$1,045,664
United States Natural Gas Gathering/Processing — 8.3%(1)
Targa Resources Corp.	32,776	1,462,793
The Williams Companies, Inc.	68,381	1,731,407
		3,194,200
United States Natural Gas/Natural Gas Liquids Pipelines — 16.6%(1)
Cheniere Energy, Inc.(2)	46,724	2,855,771
Equitrans Midstream Corp.(2)	51,540	1,150,368
ONEOK, Inc.	16,287	1,000,511
Tallgrass Energy, LP	63,259	1,351,212
		6,357,862
United States Oil & Gas Production — 46.0%(1)
Anadarko Petroleum Corporation	21,350	1,129,415
Antero Resources Corporation(2)	48,506	636,884
Cabot Oil & Gas Corporation	33,836	851,314
Centennial Resource Development, Inc.(2)	32,347	502,025
Concho Resources Inc.(2)	6,022	784,907
ConocoPhillips	47,795	3,163,073
Continental Resources, Inc.(2)	17,087	781,218
Diamondback Energy, Inc.	5,560	613,713
EOG Resources, Inc.	17,078	1,764,328
EQT Corporation	72,666	1,359,581
Noble Energy, Inc.	33,198	788,121
Occidental Petroleum Corporation	36,733	2,581,228
Parsley Energy, Inc.(2)	30,753	619,058
PDC Energy, Inc.(2)	16,698	566,730
Pioneer Natural Resources Company	4,983	736,238
WPX Energy Inc.(2)	56,601	789,584
		17,667,417
United States Power — 2.5%(1)
NextEra Energy, Inc.	5,350	972,148
United States Refining — 19.1%(1)
Delek US Holdings, Inc.	30,379	1,208,780
HollyFrontier Corporation	13,408	837,598
Marathon Petroleum Corporation	45,433	2,960,414
Valero Energy Corporation	28,965	2,314,304
		7,321,096
Total Common Stock
(Cost $40,765,346)		36,558,387

Master Limited Partnerships — 4.2%(1)

United States Natural Gas/Natural Gas Liquids Pipelines — 4.2%(1)
Energy Transfer LP	54,248	790,393
Enterprise Products Partners L.P.	32,032	840,840
Total Master Limited Partnerships
(Cost $1,538,429)		1,631,233

Short-Term Investment — 0.5%(1)

United States Investment Company — 0.5%(1)
Invesco Government & Agency
Portfolio - Institutional Class, 2.11%(3)
(Cost $181,910)	181,910	181,910
Total Investments — 99.9%(1)
(Cost $42,485,685)		38,371,530
Other Assets in Excess of
Liabilities, Net — 0.1%(1)		32,347
Total Net Assets — 100.0%(1)		$38,403,877

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of November 30, 2018.

See accompanying Notes to Financial Statements.

12	Tortoise

2018 Annual Report | November 30, 2018

Statements of Assets & Liabilities
November 30, 2018

	Tortoise MLP & Pipeline Fund	Tortoise Select Opportunity Fund
Assets:
Investments, at fair value
Unaffiliated Investments (cost $4,109,284,554 and $42,485,685, respectively)	$3,979,247,241	$38,371,530
Affiliated Investments (cost $115,679,248 and $0, respectively)	69,439,665	—
Dividends & interest receivable	4,818,206	72,833
Receivable for investment securities sold	23,420,944	—
Receivable for capital shares sold	21,727,647	127,383
Receivable for Adviser expense reimbursement	—	35,784
Prepaid expenses and other assets	94,974	29,303
Total assets	4,098,748,677	38,636,833
Liabilities:
Payable for investment securities purchased	11,705,564	—
Payable for capital shares redeemed	12,564,636	120,035
Payable to Adviser	2,883,032	27,869
Payable for fund administration & accounting fees	455,858	24,856
Payable for compliance fees	2,438	2,435
Payable for custody fees	36,343	875
Payable for professional fees	44,050	37,907
Payable for transfer agent fees & expenses	161,637	13,888
Payable to trustees	753	47
Accrued expenses	192,265	4,107
Accrued distribution fees	57,625	937
Total liabilities	28,104,201	232,956
Net Assets	$4,070,644,476	$38,403,877

Net Assets Consist of:
Capital Stock	$4,474,768,030	$65,320,838
Total distributable earnings (loss)	(404,123,554)	(26,916,961)
Net Assets	$4,070,644,476	$38,403,877

Institutional Class
Net Assets	$3,544,400,988	$32,984,428
Shares issued and outstanding(1)	288,286,762	4,038,848
Net asset value, redemption price and minimum offering price per share	$12.29	$8.17

Investor Class
Net Assets	$474,785,376	$3,740,352
Shares issued and outstanding(1)	38,975,291	460,365
Net asset value, redemption price and minimum offering price per share	$12.18	$8.12
Maximum offering price per share(2)	$12.92	$8.62

C Class
Net Assets	$51,458,112	$1,679,097
Shares issued and outstanding(1)	4,270,278	213,793
Net asset value, redemption price and minimum offering price per share	$12.05	$7.85

(1)	Unlimited shares authorized.
(2)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.75%.

See accompanying Notes to Financial Statements.

Tortoise	13

Statements of Operations
For the Year Ended November 30, 2018

	Tortoise MLP &	Tortoise Select
	Pipeline Fund	Opportunity Fund
Investment Income:
Dividends and distributions from unaffiliated common stock	$133,962,707	$1,081,876
Dividends and distributions from affiliated common stock	6,131,928	—
Distributions from master limited partnerships	67,744,034	206,918
Less: return of capital on distributions from unaffiliated investments	(113,841,933)	(767,391)
Less: return of capital on distributions from affiliated investments	(9,480,123)	—
Less: foreign taxes withheld	(7,544,541)	—
Net dividends and distributions from investments	76,972,072	521,403
Dividends from money market mutual funds	879,392	12,139
Total investment income	77,851,464	533,542
Expenses:
Advisory fees (See Note 5)	33,197,386	497,089
Fund administration & accounting fees (See Note 5)	1,698,244	95,923
Transfer agent fees & expenses (See Note 5)	683,323	56,308
Registration fees	262,398	55,515
Shareholder communication fees	213,662	5,185
Custody fees (See Note 5)	205,103	23,730
Audit & tax fees	48,352	49,742
Other	33,254	15,285
Trustee fees (See Note 5)	15,111	9,643
Compliance fees (See Note 5)	9,755	9,740
Legal fees	5,696	5,749
Distribution fees (See Note 6):
Investor Class	1,205,158	11,376
C Class	595,420	24,363
Total expenses before reimbursement	38,172,862	859,648
Less: expense reimbursement by Adviser	—	(180,617)
Net expenses	38,172,862	679,031
Net Investment Income (Loss)	39,678,602	(145,489)
Realized and Unrealized Gain (Loss) on Investments and Translations of Foreign Currency
Net realized gain (loss) on unaffiliated investments, including foreign currency gain (loss)
Unaffiliated investments	(50,445,822)	4,612,361
Affiliated investments	(12,651,499)	—
Net change in unrealized depreciation of investments and translations of foreign currency on:
Unaffiliated investments	(71,369,493)	(6,261,788)
Affiliated investments	(98,933)	—
Net Realized and Unrealized Loss on Investments and Translations of Foreign Currency	(134,565,747)	(1,649,427)
Net Decrease in Net Assets Resulting from Operations	$(94,887,145)	$(1,794,916)

See accompanying Notes to Financial Statements.

14	Tortoise

2018 Annual Report | November 30, 2018

Statements of Changes in Net Assets

	Tortoise MLP & Pipeline Fund		Tortoise Select Opportunity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	November 30, 2018	November 30, 2017	November 30, 2018	November 30, 2017
Operations
Net investment income (loss)	$39,678,602	$33,391,674	$(145,489)	$(131,017)
Net realized gain (loss) on investments,
including foreign currency gain (loss)	(63,097,321)	(44,622,165)	4,612,361	(3,634,316)
Net change in unrealized depreciation
of investments and translations
of foreign currency	(71,468,426)	(116,670,185)	(6,261,788)	(3,806,015)
Net decrease in net assets resulting
from operations	(94,887,145)	(127,900,676)	(1,794,916)	(7,571,348)
Capital Share Transactions
Institutional Class:
Proceeds from shares sold	2,057,563,357	1,590,905,766	17,736,308	31,275,175
Proceeds from merger (See Note 11)	—	—	—	4,468,843
Proceeds from reinvestment of distributions	91,861,649	57,465,772	—	159,012
Payments for shares redeemed	(1,276,912,162)	(793,001,192)	(41,010,884)	(9,785,590)
Increase (Decrease) in net assets from
Institutional Class transactions	872,512,844	855,370,346	(23,274,576)	26,117,440
Investor Class:
Proceeds from shares sold	272,254,175	119,005,324	2,105,031	3,358,741
Proceeds from merger (See Note 11)	—	—	—	1,261,691
Proceeds from reinvestment of distributions	15,715,327	8,289,687	—	6,499
Payments for shares redeemed	(85,871,296)	(119,566,765)	(2,336,506)	(2,807,748)
Increase (Decrease) in net assets from Investor
Class transactions	202,098,206	7,728,246	(231,475)	1,819,183
C Class:
Proceeds from shares sold	13,894,594	20,845,445	1,238,282	1,072,765
Proceeds from merger (See Note 11)	—	—	—	321,175
Proceeds from reinvestment of distributions	1,281,770	1,233,818	—	—
Payments for shares redeemed	(19,609,310)	(19,662,904)	(1,391,347)	(540,306)
Increase (Decrease) in net assets from
C Class transactions	(4,432,946)	2,416,359	(153,065)	853,634
Net increase (decrease) in net assets resulting
from capital share transactions	1,070,178,104	865,514,951	(23,659,116)	28,790,257
Distributions to Shareholders
From distributable earnings
Institutional Class	(43,120,239)	(42,791,610)	—	(163,879)
Investor Class	(5,867,041)	(4,677,976)	—	(7,169)
C Class	(523,295)	(638,845)	—	—
From tax return of capital
Institutional Class	(75,695,002)	(39,144,694)	—	—
Investor Class	(10,299,240)	(4,096,771)	—	—
C Class	(918,612)	(733,068)	—	—
Total distributions to shareholders	(136,423,429)	(92,082,964)	—–	(171,048)
Total Increase (Decrease) in Net Assets	838,867,530	645,531,311	(25,454,032)	21,047,861
Net Assets
Beginning of year	3,231,776,946	2,586,245,635	63,857,909	42,810,048
End of year	$4,070,644,476	$3,231,776,946 *	$38,403,877	$63,857,909 *

*	Includes undistributed (accumulated) net investment income (loss) of $12,043,547 and $(64,412), for the MLP & Pipeline Fund and Select Opportunity Fund, respectively.

See accompanying Notes to Financial Statements.

Tortoise	15

Statements of Changes in Net Assets (continued)

	Tortoise MLP & Pipeline Fund		Tortoise Select Opportunity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	November 30, 2018	November 30, 2017	November 30, 2018	November 30, 2017
Transactions in Shares:
Institutional Class:
Shares sold	155,439,492	116,526,564	1,843,044	3,295,289
Shares acquired from merger (see Note 11)	—	—	—	432,052
Shares issued to holders in
reinvestment of dividends	7,245,786	4,336,153	—	15,666
Shares redeemed	(97,882,557)	(58,282,610)	(4,184,435)	(1,118,336)
Increase (Decrease) in Institutional Class
shares outstanding	64,802,721	62,580,107	(2,341,391)	2,624,671
Investor Class:
Shares sold	20,740,146	8,802,714	220,230	354,267
Shares acquired from merger (see Note 11)	—	—	—	144,832
Shares issued to holders in
reinvestment of dividends	1,248,732	627,837	—	641
Shares redeemed	(6,577,696)	(8,733,995)	(246,764)	(313,803)
Increase (Decrease) in Investor Class
shares outstanding	15,411,182	696,556	(26,534)	185,937
C Class:
Shares sold	1,065,832	1,537,620	139,057	121,650
Shares acquired from merger (see Note 11)	—	—	—	36,937
Shares issued to holders in
reinvestment of dividends	103,970	95,636	—	—
Shares redeemed	(1,511,922)	(1,474,667)	(160,420)	(61,604)
Increase (Decrease) in C Class shares outstanding	(342,120)	158,589	(21,363)	96,983
Net increase (decrease) in shares outstanding	79,871,783	63,435,252	(2,389,288)	2,907,591

See accompanying Notes to Financial Statements.

16	Tortoise

2018 Annual Report | November 30, 2018

Tortoise MLP & Pipeline Fund
Financial Highlights
Institutional Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015	2014
Per Common Share Data(1)
Net asset value, beginning of year	$12.85	$13.76	$11.28	$16.84	$15.16
Investment operations:
Net investment income(2)	0.16	0.15	0.21 (3)	0.24	0.15
Net realized and unrealized gain (loss) on
investments and translations of foreign currency(2)	(0.26)	(0.64)	2.59	(5.37)	2.87
Total from investment operations	(0.10)	(0.49)	2.80	(5.13)	3.02
Less distributions from:
Net investment income	(0.17)	(0.22)	(0.27)	(0.34)	(0.28)
Net realized gains	—	—	—	(0.02)	(0.98)
Return of capital	(0.29)	(0.20)	(0.05)	(0.07)	(0.08)
Total distributions	(0.46)	(0.42)	(0.32)	(0.43)	(1.34)
Net asset value, end of year	$12.29	$12.85	$13.76	$11.28	$16.84
Total Return	(0.88)%	(3.63)%	25.62%	(30.71)%	19.97%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$3,544,401	$2,872,704	$2,213,434	$1,242,133	$1,627,019
Ratio of expenses to average net assets	0.93%	0.96%	0.97%	0.99%	1.00%
Ratio of net investment income to average net assets	1.06%	1.17%	1.73%	1.71%	0.95%
Portfolio turnover rate	14%	15%	25%	34%	34%

(1)	For an Institutional Class Share outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2017, 2016, 2015 and 2014 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(3)	Per share amounts calculated using average shares method.

See accompanying Notes to Financial Statements.

Tortoise	17

Tortoise MLP & Pipeline Fund
Financial Highlights (continued)
Investor Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015	2014
Per Common Share Data(1)
Net asset value, beginning of year	$12.77	$13.67	$11.23	$16.76	$15.07
Investment operations:
Net investment income(2)	0.06	0.13	0.18 (3)	0.31	0.12
Net realized and unrealized gain (loss) on investments
and translations of foreign currency(2)	(0.22)	(0.64)	2.56	(5.45)	2.85
Total from investment operations	(0.16)	(0.51)	2.74	(5.14)	2.97
Less distributions from:
Net investment income	(0.16)	(0.20)	(0.25)	(0.30)	(0.22)
Net realized gains	—	—	—	(0.02)	(0.98)
Return of capital	(0.27)	(0.19)	(0.05)	(0.07)	(0.08)
Total distributions	(0.43)	(0.39)	(0.30)	(0.39)	(1.28)
Net asset value, end of year	$12.18	$12.77	$13.67	$11.23	$16.76
Total Return(4)	(1.31)%	(3.81)%	25.25%	(30.90)%	19.70%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$474,785	$300,926	$312,642	$123,237	$264,146
Ratio of expenses to average net assets	1.18%	1.21%	1.22%	1.24%	1.25%
Ratio of net investment income to average net assets	0.81%	0.92%	1.48%	1.46%	0.70%
Portfolio turnover rate	14%	15%	25%	34%	34%

(1)	For an Investor Class Share outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2017, 2016, 2015 and 2014 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(3)	Per share amounts calculated using average shares method.
(4)	Total return does not reflect sales charges

See accompanying Notes to Financial Statements.

18	Tortoise

2018 Annual Report | November 30, 2018

Tortoise MLP & Pipeline Fund
Financial Highlights (continued)
C Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015	2014
Per Common Share Data(1)
Net asset value, beginning of year	$12.61	$13.51	$11.14	$16.62	$14.93
Investment operations:
Net investment income(2)	— (3)	0.02	0.08 (4)	0.12	0.04
Net realized and unrealized gain (loss) on investments
and translations of foreign currency(2)	(0.23)	(0.62)	2.55	(5.32)	2.77
Total from investment operations	(0.23)	(0.60)	2.63	(5.20)	2.81
Less distributions from:
Net investment income	(0.12)	(0.16)	(0.22)	(0.19)	(0.07)
Net realized gains	—	—	—	(0.02)	(0.98)
Return of capital	(0.21)	(0.14)	(0.04)	(0.07)	(0.07)
Total distributions	(0.33)	(0.30)	(0.26)	(0.28)	(1.12)
Net asset value, end of year	$12.05	$12.61	$13.51	$11.14	$16.62
Total Return(5)	(1.89)%	(4.51)%	24.37%	(31.42)%	18.81%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$51,458	$58,147	$60,170	$48,928	$79,714
Ratio of expenses to average net assets	1.93%	1.96%	1.97%	1.99%	2.00%
Ratio of net investment income (loss)
to average net assets	0.06%	0.17%	0.73%	0.71%	(0.05)%
Portfolio turnover rate	14%	15%	25%	34%	34%

(1)	For a C Class Share outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2017, 2016, 2015 and 2014 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(3)	Amount per share is less than $0.01.
(4)	Per share amounts calculated using average shares method.
(5)	Total return does not reflect sales charges.

See accompanying Notes to Financial Statements.

Tortoise	19

Tortoise Select Opportunity Fund
Financial Highlights
Institutional Class

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	November 30,	November 30,		November 30,	November 30,	November 30,
	2018	2017		2016	2015	2014
Per Common Share Data(1)
Net asset value, beginning of year	$9.00	$10.22		$8.83	$9.95	$10.06
Investment operations:
Net investment income (loss)(2)	(0.03)	(0.02)		0.03	0.07	0.01
Net realized and unrealized gain (loss) on investments
and translations of foreign currency(2)	(0.80)	(1.16)		1.41	(1.17)	(0.02)
Total from investment operations	(0.83)	(1.18)		1.44	(1.10)	(0.01)
Less distributions from:
Net investment income	—	(0.04)		(0.05)	(0.02)	(0.02)
Net realized gains	—	—		—	—	(0.08)
Total distributions	—	(0.04)		(0.05)	(0.02)	(0.10)
Net asset value, end of year	$8.17	$9.00		$10.22	$8.83	$9.95
Total Return	(9.22)%	(11.57)%		16.52%	(11.10)%	(0.15)%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$32,984	$57,431		$38,363	$35,030	$29,977
Ratio of expenses to average net assets:
Before expense waiver	1.40%	1.42%		1.70%	1.66%	2.28%
After expense waiver	1.10%	1.10%		1.10%	1.10%	1.10%
Ratio of net investment income (loss)
to average net assets:
Before expense waiver	(0.49)%	(0.52)%		0.06%	0.22%	(0.98)%
After expense waiver	(0.19)%	(0.20)%		0.66%	0.78%	0.20%
Portfolio turnover rate	100%	105	%(3)	168%	126%	131%

(1)	For an Institutional Class Share outstanding for the entire year.
(2)	The per common share data for the years ended November 30, 2017, 2016 and 2015 does not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(3)	Portfolio turnover excludes the purchases and sales of the Tortoise North American Energy Independence Fund (TNPTX) prior to the merger on June 16, 2017. If these transactions were included portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

20	Tortoise

2018 Annual Report | November 30, 2018

Tortoise Select Opportunity Fund
Financial Highlights (continued)
Investor Class

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	November 30,	November 30,		November 30,	November 30,	November 30,
	2018	2017		2016	2015	2014
Per Common Share Data(1)
Net asset value, beginning of year	$8.98	$10.19		$8.80	$9.93	$10.06
Investment operations:
Net investment income (loss)(2)	(0.04)	(0.05)		0.03	0.07	(—) (3)
Net realized and unrealized gain (loss) on investments
and translations of foreign currency(2)	(0.82)	(1.14)		1.38	(1.19)	(0.04)
Total from investment operations	(0.86)	(1.19)		1.41	(1.12)	(0.04)
Less distributions from:
Net investment income	—	(0.02)		(0.02)	(0.01)	(0.01)
Net realized gains	—	—		—	—	(0.08)
Total distributions	—	(0.02)		(0.02)	(0.01)	(0.09)
Net asset value, end of year	$8.12	$8.98		$10.19	$8.80	$9.93
Total Return(4)	(9.58)%	(11.67)%		16.06%	(11.34)%	(0.38)%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$3,740	$4,371		$3,068	$2,392	$5,845
Ratio of expenses to average net assets:
Before expense waiver	1.70%	1.67%		1.95%	1.91%	2.53%
After expense waiver	1.35%	1.35%		1.35%	1.35%	1.35%
Ratio of net investment income (loss)
to average net assets:
Before expense waiver	(0.79)%	(0.77)%		(0.19)%	(0.03)%	(1.23)%
After expense waiver	(0.44)%	(0.45)%		0.41%	0.53%	(0.05)%
Portfolio turnover rate	100%	105	%(5)	168%	126%	131%

(1)	For an Investor Class Share outstanding for the entire year.
(2)	The per common share data for the years ended November 30, 2017, 2016 and 2015 does not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(3)	Amount per share is less than $0.01.
(4)	Total return does not reflect sales charges.
(5)	Portfolio turnover excludes the purchases and sales of the Tortoise North American Energy Independence Fund (TNPTX) prior to the merger on June 16, 2017. If these transactions were included portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

Tortoise	21

Tortoise Select Opportunity Fund
Financial Highlights (continued)
C Class

	Year Ended	Year Ended		Year Ended	Year Ended		Year Ended
	November 30,	November 30,		November 30,	November 30,		November 30,
	2018	2017		2016	2015		2014
Per Common Share Data(1)
Net asset value, beginning of year	$8.74	$9.98		$8.67	$9.86		$10.05
Investment operations:
Net investment income (loss)(2)	(0.15)	(0.04)		(0.03)	0.04		(0.06)
Net realized and unrealized gain (loss) on investments
and translations of foreign currency(2)	(0.74)	(1.20)		1.36	(1.23)		(0.05)
Total from investment operations	(0.89)	(1.24)		1.33	(1.19)		(0.11)
Less distributions from:
Net investment income	—	—		(0.02)	(—	)(3)	—
Net realized gains	—	—		—	—		(0.08)
Total distributions	—	—		(0.02)	(—	)(3)	(0.08)
Net asset value, end of year	$7.85	$8.74		$9.98	$8.67		$9.86
Total Return(4)	(10.18)%	(12.42)%		15.41%	(12.06)%		(1.09)%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$1,679	$2,056		$1,379	$1,151		$200
Ratio of expenses to average net assets:
Before expense waiver	2.44%	2.42%		2.70%	2.66%		3.28%
After expense waiver	2.10%	2.10%		2.10%	2.10%		2.10%
Ratio of net investment loss to average net assets:
Before expense waiver	(1.53)%	(1.52)%		(0.94)%	(0.78)%		(1.98)%
After expense waiver	(1.19)%	(1.20)%		(0.34)%	(0.22)%		(0.80)%
Portfolio turnover rate	100%	105	%(5)	168%	126%		131%

(1)	For a C Class Share outstanding for the entire year.
(2)	The per common share data for the years ended November 30, 2017, 2016 and 2015 does not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(3)	Amount per share is less than $0.01.
(4)	Total return does not reflect sales charges.
(5)	Portfolio turnover excludes the purchases and sales of the Tortoise North American Energy Independence Fund (TNPTX) prior to the merger on June 16, 2017. If these transactions were included portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

22	Tortoise

2018 Annual Report | November 30, 2018

Notes to Financial Statements
November 30, 2018

1. Organization

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Tortoise MLP & Pipeline Fund (“MLP & Pipeline Fund”), and the Tortoise Select Opportunity Fund (“Select Opportunity Fund”) (or collectively, “the Funds”) are each a non-diversified series with their own investment objectives and policies within the Trust. The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications (“ASC”) 946, Financial Services Investment Companies.

The investment objective of the MLP & Pipeline Fund is total return. The MLP & Pipeline Fund seeks to achieve its objective by investing primarily in equity securities of master limited partnerships (“MLPs”) and pipeline companies that own and operate a network of energy infrastructure asset systems that transport, store, distribute, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. The MLP & Pipeline Fund commenced operations on May 31, 2011.

The investment objective of the Select Opportunity Fund is total return. The Select Opportunity Fund invests primarily in the securities of North American Energy companies or other companies that benefit from the operations of such North American energy companies. The Select Opportunity Fund seeks to achieve its objective by investing typically in 15 to 40 common stocks issued by companies of any capitalization that are publicly traded on an exchange or in the over-the-counter market. The Select Opportunity Fund commenced operations on September 30, 2013.

The Funds offer three classes of shares: the Institutional Class, the Investor Class and the C Class. Institutional Class shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. Investor Class shares may be subject to a front-end sales charge of up to 5.75%. C Class shares may be subject to a deferred sales charge of up to 1.00%.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation — The books and records relating to the Funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases: (1) market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. The Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Federal Income Taxes — The Funds intend to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required. As of November 30, 2018, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations. During the period ended November 30, 2018, the Funds did not incur any interest or penalties. The Funds are subject to examination by U.S. taxing authorities for the tax years ended November 30, 2015 through 2018.

Securities Transactions, Income and Distributions — Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Distributions received from the Funds’ investments generally are comprised of ordinary income and return of capital. The Funds allocate distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds.

During the year ended November 30, 2018, the MLP & Pipeline Fund reallocated the amount of 2017 investment income and return of capital it recognized based on the 2017 tax reporting information received from individual investments. This reclassification amounted to a decrease in net investment income of $1,865,207 or $0.007 per share, a decrease in unrealized depreciation of investments of $2,033,697 or $0.008 per share, and a decrease in realized loss on investments of $168,490 or $0.001 per share for the year ended November 30, 2018.

Tortoise	23

Notes to Financial Statements (continued)

During the year ended November 30, 2018, the Select Opportunity Fund reallocated the amount of 2017 investment income and return of capital it recognized based on the 2017 tax reporting information received from investments. This reclassification amounted to an increase in net investment loss of $21,185 or $0.003 per share, a decrease in unrealized appreciation of investments of $20,119 or $0.003 per share, and a decrease in realized loss on investments of $1,066 or $0.000 per share for the year ended November 30, 2018.

The Select Opportunity Fund distributes all net investment income, if any, and net realized capital gains, if any, annually in December. The MLP & Pipeline Fund will make distributions of net investment income, if any, semi-annually and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

Reclassification of Capital Accounts — GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. These reclassifications have no effect on net assets, results of operations or net asset value per share. For the year ended November 30, 2018, the following reclassifications were made:

Fund	Accumulated Losses	Paid-in Capital
MLP & Pipeline Fund	$(2,254,865)	$2,254,865
Select Opportunity Fund	12,957	(12,957)

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% and 1.00% of average daily net assets of Investor Class shares and C Class shares, respectively. Trust expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid or Restricted Securities — A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value. Each Fund will not hold more than 15% of the value of its net assets in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value. At November 30, 2018, the Select Opportunity Fund did not hold any illiquid securities. At November 30, 2018, the MLP & Pipeline Fund had investments in illiquid securities with a total value of $23,693,044 or 0.6% of total net assets.

Information concerning illiquid securities, including restricted securities considered to be illiquid is as follows:

Security	Shares	Date Acquired	Acquisition Cost
Altus Midstream Co.	3,154,866	11/2018	$31,548,660

The carrying value per unit of unrestricted common units was $9.97 on August 8, 2018, the date of the purchase agreement and the date an enforceable right to acquire the restricted units was obtained by the MLP & Pipeline fund.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

24	Tortoise

2018 Annual Report | November 30, 2018

Notes to Financial Statements (continued)

3. Securities Valuation

The Funds have adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.

Level 2 —	Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. Each Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Restricted Securities — Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using fair value procedures. Such fair value procedures may consider factors such as discounts to publicly traded issues and time until conversion date.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine its net asset value per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the fair value measurements of each Fund’s securities by level within the fair value hierarchy as of November 30, 2018:

MLP & Pipeline Fund	Level 1	Level 2	Level 3	Total
Common stock	$3,020,161,214	$23,693,044	$—	$3,043,854,258
Master limited partnerships	976,642,653	—	—	976,642,653
Short-term investment	28,189,995	—	—	28,189,995
Total investments in securities	$4,024,993,862	$23,693,044	$—	$4,048,686,906

Select Opportunity Fund	Level 1	Level 2	Level 3	Total
Common stock	$36,558,387	$—	$—	$36,558,387
Master limited partnerships	1,631,233	—	—	1,631,233
Short-term investment	181,910	—	—	181,910
Total investments in securities	$38,371,530	$—	$—	$38,371,530

Refer to each Fund’s Schedule of Investments for additional industry information.

4. Concentration Risk

The MLP & Pipeline Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of MLP and pipeline companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

Tortoise	25

Notes to Financial Statements (continued)

The Select Opportunity Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of North American energy companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

5. Investment Advisory Fee and Other Transactions with Affiliates

The Trust has an agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”) to furnish investment advisory services to the Funds. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of each Fund’s average daily net assets.

The Funds’ Adviser has contractually agreed to reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for each Fund do not exceed 1.10%, 1.35%, and 2.10% of the average daily net assets of each Fund’s Institutional Class shares, Investor Class shares, and C Class shares, respectively. Expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the date on which such reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the expense reimbursement occurred and at the time of recoupment. The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or the Adviser, with the consent of the Board. During the year ended November 30, 2018, the Adviser did not recoup any previously reimbursed fees. Reimbursed expenses subject to potential recovery by month of expiration are as follows:

Select Opportunity Fund
December 2018 — November 2019	$198,762
December 2019 — November 2020	176,920
December 2020 — November 2021	180,617

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) acts as the Funds’ Administrator, Transfer Agent and fund accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals. The officers of the Trust including the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust was an officer of the Administrator until retiring on July 2, 2018. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate of 0.08% of the first $125 million of the average daily net assets of each fund, 0.06% on the next $250 million of the average daily net assets and 0.04% of the daily average net assets in excess of $375 million, subject to an annual minimum of $60,000 per fund. Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the year ended November 30, 2018 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator.

6. Distribution Costs

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class and the C Class. The Plan permits each Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class and 1.00% of the C Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. For the year ended November 30, 2018, expenses incurred by the Investor Class and C Class pursuant to the Plan were as follows:

Fund	Investor Class	C Class
MLP & Pipeline Fund	$1,205,158	$595,420
Select Opportunity Fund	11,376	24,363

7. Investment Transactions

The aggregate purchases and sales, excluding U.S. government securities and short-term investments, by the Funds for the year ended November 30, 2018, were as follows:

Fund	Purchases	Sales
MLP & Pipeline Fund	$1,628,993,505	$524,930,751
Select Opportunity Fund	56,117,592	78,042,253

26	Tortoise

2018 Annual Report | November 30, 2018

Notes to Financial Statements (continued)

8. Federal Tax Information

As of November 30, 2018, cost basis of investments for federal income tax purposes and the components of accumulated losses on a tax basis were as follows:

	MLP & Pipeline	Select Opportunity
	Fund	Fund
Cost of investments	$4,178,292,815	$43,101,945
Gross unrealized appreciation	380,685,186	1,829,589
Gross unrealized depreciation	(601,805,677)	(6,562,674)
Net unrealized appreciation (depreciation)	(221,120,491)	(4,733,085)
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	—
Total distributable earnings	—	—
Other accumulated losses	(183,003,063)	(22,183,876)
Total accumulated losses	$(404,123,554)	$(26,916,961)

The difference between book and tax-basis cost is attributable primarily to wash sales and MLP adjustments, if any.

As of November 30, 2018, the MLP & Pipeline Fund and the Select Opportunity Fund had short-term capital loss carryforwards of $49,292,575 and $12,158,438, respectively, and long-term capital loss carryforwards of $133,710,488 and $2,813,186, respectively, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. Included in the total capital loss carryforward, the Select Opportunity Fund has a short-term capital carryforward of $1,741,788 and a long-term carryforward of $5,470,474 that it inherited as result of the merger with North American Energy Independence Fund. These capital loss carryforwards are further subject to an annual limitation of $105,999 pursuant to Section 382. To the extent the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains. For the MLP & Pipeline Fund, the capital gains and losses have been estimated based on information currently available and are subject to revision upon receipt of the 2018 tax reporting information from the individual MLPs.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending November 30 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are any net ordinary capital losses incurred between January 1 and the end of their fiscal year, November 30, 2018. For the taxable year ended November 30, 2018, The MLP & Pipeline Fund and the Select Opportunity Fund do not plan to defer any late year losses.

During the year ended November 30, 2018, the Funds paid the following distributions to shareholders:

	MLP & Pipeline	Select Opportunity
	Fund	Fund
Ordinary income*	$49,510,575	$—
Long-term capital gains**	—	—
Return of capital	86,912,854	—
Total distributions	$136,423,429	$—

During the year ended November 30, 2017, the Funds paid the following distributions to shareholders:

	MLP & Pipeline	Select Opportunity
	Fund	Fund
Ordinary income*	$48,108,431	$171,048
Long-term capital gains**	—	—
Return of capital	43,974,533	—
Total distributions	$92,082,964	$171,048

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Funds designate as long-term capital gain distributions, pursuant to Internal Revenue Code Section 852(b)(3)(c).

Tortoise	27

Notes to Financial Statements (continued)

9. Transactions with Affiliates

If the Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The MLP & Pipeline Fund conducted transactions during the year ended November 30, 2018 with affiliated companies as so defined:

	Beginning shares	Additions	Reductions	Ending shares
Plains GP Holdings LP(1)	7,207,342	2,118,315	(327,517)	8,998,140
SemGroup Corp.	2,625,208	1,653,268	—	4,278,476

	Value as of				Change in Unrealized
	November 30, 2018	Dividend income	Return of Capital	Realized Loss	Appreciation (Depreciation)
Plains GP Holdings LP(1)	$199,128,838	$—	$9,480,123	$(12,651,499)	$30,655,112
SemGroup Corp.	69,439,665	6,131,928	—	—	(30,754,045)

(1) Security is unaffiliated as of November 30, 2018.

10. Line of Credit

The MLP & Pipeline Fund established a line of credit (“LOC”) in the amount of $135,000,000. Borrowings under the loan agreement are charged an interest rate equal to prime, 5.25% as of November 30, 2018. This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the MLP & Pipeline Fund’s custodian, U.S. Bank, N.A. During the year ended November 30, 2018, the MLP & Pipeline Fund did not utilize the LOC.

11. Tortoise North American Energy Independence Fund Merger

Pursuant to a plan of merger approved by the Board of Trustees of Managed Portfolio Series, the Select Opportunity Fund acquired all of the net assets of the Tortoise North American Energy Independence Fund (the Acquired Fund) ($5,071,717) on June 19, 2017. A total of 519,231, 175,873 and 45,288 shares, respectively of Institutional, Investor and Class C of the Acquired Fund were exchanged for 432,052, 144,832 and 36,937 shares, respectively of Institutional, Investor and Class C of the Select Opportunity Fund immediately after the closing date. This merger qualified as tax-free reorganizations under Section 368(a)(1)(C) of the Internal Revenue Code. The aggregate net assets of the Select Opportunity Fund prior to the reorganization totaled $50,076,197 and following the mergers the combined net assets of the Select Opportunity Fund totaled $55,147,914. Assuming the acquisition had been completed on December 1, 2016, the beginning of the fiscal reporting period of the Acquired Fund, the pro forma results of operations for the year ended November 30, 2016, are as follows:

– Accumulated net investment loss: $ (39,648)
– Accumulated net realized loss on investments: $ (6,980,502)
– Net unrealized appreciation of investments and translations of foreign currency: $ 1,051,687

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Select Opportunity Fund’s Statement of Operations since June 19, 2017.

For financial reporting purposes, assets received and shares issued by the Select Opportunity Fund were recorded at fair value. However, the cost basis of the investments being received from the Acquired Fund were carried forward to align ongoing reporting of the Select Opportunity Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

12. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2018, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Fund	Shareholder	Percent of Shares Held
Select Opportunity Fund	Morgan Stanley Smith Barney, LLC	40.16%

13. Subsequent Events

On December 28, 2018, the MLP & Pipeline Fund paid a distribution to the Institutional Class in the amount of $24,246,837 or $0.086 per share, the Investor Class in the amount of $2,595,214 or $0.067 per share, and the C Class in the amount of $6,395 or $0.002 per share.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

28	Tortoise

2018 Annual Report | November 30, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees
Tortoise MLP & Pipeline Fund
Tortoise Select Opportunity Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Tortoise MLP & Pipeline Fund and Tortoise Select Opportunity Fund (two of the portfolios constituting the Managed Portfolio Series [the “Funds”]), including the schedules of investments, as of November 30, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds at November 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.

We have served as the auditor for one or more of the portfolios that comprise the Managed Portfolio Series since 2011

Minneapolis, Minnesota
January 29, 2019

Tortoise	29

Trustees & Officers (unaudited)
November 30, 2018

			Number of
			Portfolios
		Term of Office	in Trust		Other Directorships
Name, Address	Position(s) Held	and Length of	Overseen	Principal Occupation(s)	Held by Trustee During
and Year of Birth	with the Trust	Time Served	by Trustee	During the Past Five Years	the Past Five Years
Independent Trustees
Leonard M. Rush, CPA 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite Term; Since April 2011	38	Retired, Chief Financial Officer, Robert W. Baird & Co. Incorporated (2000-2011).	Independent Trustee, ETF Series Solutions (40 Portfolios) (2012-Present).
David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee and Valuation Committee Chairman	Indefinite Term; Since April 2011	38	Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-present).	Independent Trustee, ETF Series Solutions (40 Portfolios) (2012-Present).
David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Trustee and Nominating & Governance Committee Chairman	Indefinite Term; Since April 2011	38	Founder and Managing Principal, SwanDog Strategic Marketing, LLC (2006-present); Executive Vice President, Calamos Investments (2004-2006).	Independent Trustee, ALPS Variable Investment Trust (10 Portfolios) (2006-Present); Independent Trustee, RiverNorth Opportunities Closed-End Fund (2015-Present).
Interested Trustee
Robert J. Kern* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1958	Chairman, and Trustee	Indefinite Term; Since January 2011	38	Retired (July 2018-present), Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-2018).	None

*

Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he was a board member of the Fund’s principal underwriter, Quasar Distributors, LLC, an affiliate of the Administrator.

30	Tortoise

2018 Annual Report | November 30, 2018

Trustees & Officers (unaudited) (continued)
November 30, 2018

Number of
Portfolios
		Term of Office	in Trust		Other Directorships
Name, Address	Position(s) Held	and Length of	Overseen	Principal Occupation(s)	Held by Trustee During
and Year of Birth	with the Trust	Time Served	by Trustee	During the Past Five Years	the Past Five Years
Officers
Brian R. Wiedmeyer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	President and Principal Executive Officer	Indefinite Term; Since November 2018	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Deborah Ward 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1966	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since April 2013	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Ryan L. Roell 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	Treasurer and Principal Financial Officer	Indefinite Term; Since November 2018	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Thomas A. Bausch, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1979	Secretary	Indefinite Term; Since November 2017	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2016-Present); Associate, Godfrey & Kahn S.C. (2012-2016).	N/A
Benjamin Eirich 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Vice President and Assistant Treasurer	Indefinite Term; Since May 2016 (Assistant Treasurer); Since November 2018 (Vice President)	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2008-present).	N/A
Douglas Schafer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Vice President and Assistant Treasurer	Indefinite Term; Since May 2016 (Assistant Treasurer); Since November 2018 (Vice President)	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A

Tortoise	31

Additional Information (unaudited)

Availability of Fund Portfolio Information

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Funds’ Form N-Q is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

Availability of Proxy Voting Information

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863, or (2) on the SEC’s website at www.sec.gov.

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended November 30, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100% and 0% for the MLP & Pipeline Fund and Select Opportunity Fund, respectively.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended November 30, 2018 was 65.66% and 0% for the MLP & Pipeline Fund and Select Opportunity Fund, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue section 871(k)(2)(c) was 0% and 0% for the MLP & Pipeline Fund and Select Opportunity Fund, respectively.

Privacy Notice

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/ educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

32	Tortoise

Contacts

Board of Trustees
David Massart
Leonard Rush, CPA
David Swanson
Robert Kern

Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, KS 66211

Independent Registered Public
Accounting Firm
Ernst & Young, LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Fund Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103-7096

855-TCA-FUND
(855-822-3863)

This report should be accompanied or preceded
by a prospectus.
The Fund’s Statement of Additional Information
contains additional information about the Fund’s
trustees and is available without charge upon request
by calling 1-855-TCA-Fund or 1-855-822-3863.

11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant. For the fiscal years ended November 30, 2018 and November 30, 2017, the Fund’s principal accountant was Ernst & Young. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2018	FYE 11/30/2017
Audit Fees	$143,100	$138,100
Audit-Related Fees	$0	$0
Tax Fees	$73,170	$85,710
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 11/30/2018	FYE 11/30/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees, other than the tax services as noted above, billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2018	FYE 11/30/2017
Registrant	$0	$0
Registrant’s Investment Adviser	$136,497	$470,680

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date	February 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date	February 7, 2019

By (Signature and Title)*	/s/ Ryan L. Roell
Ryan L. Roell, Treasurer

Date	February 7, 2019

* Print the name and title of each signing officer under his or her signature.